UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2002

SAXON CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	000-33485 (Commission File Number)	54-2036076 (I.R.S. Employer Identification No.)

4951 Lake Brook Drive, Suite 300 Glen Allen, Virginia (Address of principal executive offices)		23060 (Zip Code)

Registrant’s telephone number, including area code (804) 967-7400

Not Applicable
(Former name or former address, if changed since last year)

Item 5.    Other Events

On October 24, 2002, Saxon Capital, Inc. (“Saxon”) issued a press release announcing Saxon’s financial results for the third quarter of 2002. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7(c).    Exhibits

99.1            Press Release dated October 24, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON CAPITAL, INC.

By:    /s/ Robert B. Eastep
          Principal Financial Officer and Vice President

Date: October 24, 2002

INDEX TO EXHIBITS

Exhibits

Exhibit 99.1	Press Release dated October 24, 2002.

4